/dpw/cw/051/27008/879/AMEND4/amend.4


                                              EXECUTION COPY



            AMENDMENT NO. 4 TO CREDIT AGREEMENT



     AMENDMENT dated as of March 17, 1997 to the Credit Agreement dated as of March 25, 1994 (as heretofore amended, the "Credit Agreement") among APL LIMITED (formerly American President Companies, Ltd.) (the "Borrower"), the BANKS party thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                   W I T N E S S E T H :

     WHEREAS, the Borrower wishes to amend the Credit
Agreement to change the Consolidated Interest Coverage
Ratio, Consolidated Leverage Ratio and Consolidated Fixed
Charge Coverage Ratio specified therein, and the undersigned
Banks are willing so to amend the Credit Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2.  Consolidated Interest Coverage Ratio.
Section 5.10 of the Credit Agreement is amended by changing the ratio specified therein from "3.5 to 1" to "2.75 to 1".

     Section 3.   Consolidated Leverage Ratio.   Section
5.11 of the Credit Agreement is amended by replacing the existing table of ratios with the following table:

          Period                        Ratio

     Effective Date                     1.10 to 1
      through 12/31/97
     1/1/98 and thereafter              1.05 to 1

     Section 4.  Consolidated Fixed Charge Coverage Ratio.
The first sentence of Section 5.16 of the Credit Agreement is amended by changing the ratio specified in clause (ii) thereof from "1.85 to 1" to "1.50 to 1".

     Section 5.  Financial Information.  Section 4.04 of the
Credit Agreement is amended to read as follows:

          Section 4.04. Financial Information. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 29, 1995 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by Arthur Andersen LLP and set forth in the Borrower's annual report on Form 10-K for 1995, as filed with the Securities and Exchange Commission, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

        (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of September 20, 1996 and the related unaudited consolidated statements of income and cash flows for the period of three fiscal quarters then ended, set forth in the Borrower's quarterly report on Form 10-Q for the fiscal quarter then ended, as filed with the Securities and Exchange Commission, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection 4.04(a), the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such period of three fiscal quarters (subject to normal year-end adjustments).

        (c) Since September 20, 1996 there has been no material adverse change in the business, financial position , results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

     Section 6. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     Section 7.  Governing Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

     Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 9. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                      APL LIMITED
                      (formerly American President Companies, Ltd.)


                         By:            /s/ Thomas R. Meier
                           Name:       Thomas R. Meier
                           Title:      Assistant Treasurer


                         MORGAN GUARANTY TRUST COMPANY OF
                           NEW YORK


                         By:            /s/ Diana H Imhof
                           Name:       Diana H Imhof
                           Title:      Vice President


                         BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION


                         By:            /s/ James P Johnson
                           Name:       James P Johnson
                           Title:      Managing Director


                         THE FIRST NATIONAL BANK OF BOSTON


                         By:            /s/ Alicia Szendiuch
                           Name:       Alicia Szendiuch
                           Title:      Director


                         THE INDUSTRIAL BANK OF JAPAN,
                           LIMITED


                         By:            /s/ Takahide Akiyama
                           Name:       Takahide Akiyama
                           Title:      Joint General Manager


                         ABN AMRO NORTH AMERICA, INC.,
                           as Agent for ABN AMRO BANK


                         By:            /s/ Daniel P. Taylor
                           Name:       Daniel P. Taylor
                           Title:      Assistant Vice President


                         By:            /s/ Dianne D. Barkley
                           Name:       Dianne D. Barkley
                           Title:      Group Vice President


                         THE FIRST NATIONAL BANK OF CHICAGO


                         By:            /s/ Greg Sgullie
                           Name:       Greg Sgullie
                           Title:      Assistant Vice President